SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: November 8, 2000
                        ---------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2000-5)
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               (Exact name of registrant as specified in charter)


   Delaware                     333-72459                     13-3408713
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  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


12855 North Outer Forty Drive, St. Louis, Missouri            63141
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   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (314) 851-6305

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(Former name, former address and former fiscal year, if changed since last report.)

Item 5.        Other Events.

      The following are Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. ("CMSI") in connection with the offering of its REMIC Pass-Through Certificates, Series 2000-5. The information set forth in these Collateral Term Sheets will be superseded in its entirety by the information set forth in the final prospectus for the Series 2000-5 REMIC Pass-Through Certificates and by any subsequent Collateral Term Sheets filed under Form 8-K subsequent to the date hereof related to the Series 2000-5 REMIC Pass-Through Certificates.

      On November 21, 2000, CMSI is to transfer to the Trustee Mortgage Loans
(1) evidenced by Mortgage Notes with an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before November 1, 2000) as of November 1, 2000 of $204,436,118.79. Information below is provided with respect to all Mortgage Loans expected to be included in the Mortgage Pool.

      The total number of Mortgage Loans as of November 1, 2000 was 533. The weighted average interest rate on the Mortgage Loans (before deduction of servicing fee) (the "Note Rate of the Mortgage Loans") as of November 1, 2000 was 8.055%. The weighted average remaining term to stated maturity of the Mortgage Loans as of November 1, 2000 was 357.46 months. All Mortgage Loans have original maturities of at least 20 but no more than 30 years. None of the Mortgage Loans were originated prior to March 1, 1999 or after November 1, 2000. The weighted average original term to stated maturity of the Mortgage Loans as of November 1, 2000 was 358.90 months.

      None of the Mortgage Loans has a scheduled maturity later than November 1, 2030. Each Mortgage Loan has an original principal balance of not less than $61,000 nor more than $1,303,400. Mortgage Loans having an aggregate Adjusted Balance of $4,692,518 as of November 1, 2000 had loan-to-value ratios at origination in excess of 80%, but no Mortgage Loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratio at origination of the Mortgage Loans as of November 1, 2000 was 72.5%. No more than $2,575,465 of the Mortgage Loans are secured by Mortgaged Properties located in any one zip code. At least 98% (2) of the Mortgage Loans are secured by Mortgaged Properties determined by CitiMortgage, Inc. to be the primary residence of the borrower ("Mortgagor").


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1 Capitalized terms used herein and not defined have the meaning assigned thereto in the form of Prospectus included in CMSI's Registration Statement(333-72459).

2 Such Percentages are expressed as a percentage of the aggregate Adjusted Balance of the Mortgage Loans having such characteristics relative to the Adjusted Balance of all Mortgage Loans.

      At least 99% of the Mortgage Loans will be Mortgage Loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. No more than 1% of the Mortgage Loans will be Mortgage Loans originated using a loan underwriting policy which, among other things, requires verification of employment and may require proof of liquid assets, but does not require verification of income as stated on the loan application. No more than 14% of the Mortgage Loans will be refinanced Mortgage Loans originated using alternative or streamlined underwriting policies.

      All of the Mortgage Loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the Mortgage Loans for which additional collateral was pledged, taken as a group:

      1.    the number of such loans is 8;

      2.    such loans have an aggregate Adjusted Balance of $1,926,338;

      3. the weighted average loan-to-value ratio of such loans, taking into account the loanable value (as defined in the Prospectus) of the additional pledged collateral, is 80%; and

      4. the weighted average loan-to-value ratio of such loans, without taking into account the loanable value of the additional pledged collateral, is 99.3%.

      Discount Mortgage Loans will consist of Mortgage Loans with Net Note Rates
(NNRs) less than 7.500%. Premium Mortgage Loans will consist of Mortgage Loans with NNRs greater than or equal to 7.500%. The aggregate Adjusted Balance outstanding as of the Cut-off Date of the Discount Mortgage Loans and the Premium Mortgage Loans was $14,784,118 and $189,652,001, respectively. The weighted average Note Rate of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 7.424% and 8.105%, respectively. The weighted average remaining term to stated maturity of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 358.06 months and 357.41 months, respectively.

      The following tables set forth information regarding the Mortgage Loans as of November 1, 2000.


                     YEARS OF ORIGINATION OF MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

1999                                  6                           $1,640,199

2000                                527                         $202,795,920


Total                               533                         $204,436,119
                                    ===                         ============



                  TYPES OF DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached Houses                     493                         $188,370,395

Multi-family Dwellings*               3                           $1,453,766

Townhouses                            9                           $3,281,604

Condominium Units (one to four       19                           $6,638,077
stories high)

Condominium Units (over four          4                           $2,709,934
stories high)

Cooperative Units                     5                           $1,982,343


Total                               533                         $204,436,119
                                    ===                         ============


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*   Multi-family dwellings are 2-family

             NUMBER OF UNITS IN DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            530                         $202,982,353

2-family                              3                           $1,453,766


Total                               533                         $204,436,119
                                    ===                         ============



                             SIZE OF MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$149,999 and under                    2                             $158,153

$150,000 through $199,999             2                             $349,429

$200,000 through $249,999             0                                   $0

$250,000 through $299,999           114                          $32,570,908

$300,000 through $349,999           152                          $49,756,998

$350,000 through $399,999           102                          $38,341,993

$400,000 through $449,999            55                          $23,452,584

$450,000 through $499,999            36                          $17,394,757

$500,000 through $549,999            28                          $14,709,366

$550,000 through $599,999            16                           $9,227,175

$600,000 through $649,999            12                           $7,622,712

$650,000 through $699,999            11                           $7,550,792

$700,000 through $749,999             0                                   $0

$750,000 through $799,999             0                                   $0

$800,000 through $849,999             0                                   $0

$850,000 through $899,999             0                                   $0

$900,000 through $949,999             0                                   $0

$950,000 through $999,999             2                           $1,998,748

$1,000,000 and over                   1                           $1,302,503

Total                               533                         $204,436,119
                                    ===                         ============

                  DISTRIBUTION OF MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Note Rate                         Loans                    Balances Outstanding
-------------                     ---------                --------------------

6.750% - 7.00%                        3                             $936,628

7.010% - 7.500%                      26                           $9,537,245

7.510% - 8.000%                     239                          $94,948,039

8.010% - 8.500%                     252                          $93,989,483

8.510% - 9.000%                      12                           $4,735,618

9.010% - 9.125%                       1                             $289,105


Total                               533                         $204,436,119
                                    ===                         ============



                         DISTRIBUTION OF MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and Below                    109                         $43,505,435

65.001% - 75.000%                   107                         $42,156,302

75.001% - 80.000%                   303                        $114,081,863

80.001% - 85.000%                     0                                  $0

85.001% - 90.000%                    13                          $4,403,413

90.001% - 95.000%                     1                            $289,105


Total                               533                         $204,436,119
                                    ===                         ============

                           GEOGRAPHIC DISTRIBUTION OF
                          MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                               2                             $958,512
Arizona                               6                           $2,285,238
Arkansas                              1                             $491,321
California                          240                          $94,810,784
Colorado                             19                           $7,488,264
Connecticut                          12                           $4,886,032
District of Columbia                  1                             $299,616
Florida                              12                           $3,266,907
Georgia                              21                           $8,435,499
Hawaii                                1                             $629,566
Idaho                                 2                             $581,251
Illinois                              8                           $3,407,126
Indiana                               3                           $1,553,929
Louisiana                             1                             $447,397
Maryland                              8                           $2,670,319
Massachusetts                        21                           $7,887,213
Michigan                              3                           $1,071,354
Minnesota                             4                           $1,274,669
Missouri                              3                           $1,066,384
Nevada                                3                           $1,396,903
New Jersey                           16                           $5,086,284
New Mexico                            1                             $363,768
New York                             35                          $14,045,372
North Carolina                       16                           $5,942,819
Ohio                                  3                             $988,484
Oklahoma                              1                             $407,491
Oregon                                6                           $2,121,848
Pennsylvania                          5                           $1,601,803
South Carolina                        1                             $305,637
Tennessee                             2                           $1,074,840
Texas                                35                          $13,255,976
Utah                                  1                             $349,541
Virginia                             29                          $10,408,499
Washington                           11                           $3,575,475


Total                               533                         $204,436,119
                                    ===                         ============

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: November 8, 2000